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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 4, 2005

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)


          Delaware                      1-15615                   36-1433610
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


155 North Wacker Drive, Suite 500, Chicago, Illinois               60606
      (Address of Principal Executive Offices)                   (Zip Code)


        Registrant's Telephone Number, Including Area Code: 312-782-6800


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Conditions.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         On August 4, 2005, the Company issued a press release announcing sales for the second quarter ended July 31, 2005. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.


Item 9.01.  Financial Statements and Exhibits

(c) Exhibits.

         The following exhibit is furnished herewith as noted below.

         Exhibit No.               Exhibit
         -----------               -------

         99.1 Press Release of the Company, dated August 4, 2005 announcing sales for the second quarter ended July 31, 2005.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 WHITEHALL JEWELLERS, INC.
                                                       (Registrant)


                                                 By: /s/ John R. Desjardins
                                                     ---------------------------
                                                     John R. Desjardins
                                                     Executive Vice President
                                                     and Chief Financial Officer
Date: August 4, 2005



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                                  EXHIBIT INDEX



         Exhibit No.               Exhibit
         -----------               -------

         99.1 Press Release of the Company, dated August 4, 2005 announcing sales for the second quarter ended July 31, 2005.